UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2026

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9753 Katy Freeway, Suite 700
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2026, the Company held its 2026 Annual Meeting of Stockholders. Of the 35,183,967 shares of common stock outstanding and entitled to vote at the Annual Meeting, 31,221,297 shares were present in person or by proxy, constituting a 88.74% quorum. The matters submitted to the stockholders of the Company at the Annual Meeting, and the results of the voting, were as follows:

Proposal No. 1.        Vote regarding the election of Darcy G. Anderson, Herman E. Bulls, Rhoman J. Hardy, Gaurav Kapoor, Brian E. Lane, Pablo G. Mercado, Franklin Myers, William J. Sandbrook, Constance E. Skidmore, and Cindy L. Wallis-Lage as members of the Board of Directors:

Nominee	Votes For	Votes For as Percentage of Votes Cast	Votes Withheld
Darcy G. Anderson	28,500,680	96.83%	932,079
Herman E. Bulls	27,416,615	93.15%	2,016,144
Rhoman J. Hardy	28,249,108	95.98%	1,183,651
Gaurav Kapoor	29,347,139	99.71%	85,620
Brian E. Lane	29,198,093	99.20%	234,666
Pablo G. Mercado	29,181,029	99.14%	251,730
Franklin Myers	27,828,822	94.55%	1,603,937
William J. Sandbrook	27,552,098	93.61%	1,880,661
Constance E. Skidmore	28,169,131	95.71%	1,263,628
Cindy L. Wallis-Lage	26,260,153	89.22%	3,172,606

There were 1,788,538 broker non-votes as to Proposal No. 1.

Proposal No. 2.        Vote regarding ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
31,195,684	99.97%	10,699	14,912

There were no broker non-votes as to Proposal No. 2.

Proposal No. 3.       Advisory vote regarding approval of the compensation paid by the Company to its named executive officers:

Votes For	Votes For as a Percentage of Votes Cast	Votes Against	Votes Abstain
28,296,391	96.41%	1,053,045	83,323

There were 1,788,538 broker non-votes as to Proposal No. 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:	/s/ Rachel R. Eslicker
Rachel R. Eslicker, Senior Vice President and General Counsel

Date:     May 21, 2026